                                                                 Exhibit 99.5



                               MONTANA POWER LLC
             UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL DATA

    The following presents unaudited pro forma combined financial data for the Montana Power, L.L.C. ("Montana Power LLC") as of and for the year ended December 31, 2001. The pro forma combined condensed statement of income gives effect to the following as if each transaction had occurred as of January 1, 2001 and the pro forma combined condensed balance sheet gives effect to the following as if each transaction had occurred on December 31, 2001:

    - the exclusion of revenues and costs under an industrial power supply contract, which was not assumed as part of the acquisition of Montana Power LLC;

    - the elimination of certain regulatory liabilities relating to the sale by the former owner of Montana Power LLC of its oil and gas businesses, which liabilities were retained by the former owner of Montana Power LLC and for which the former owner of Montana Power LLC is fully indemnifying NorthWestern Corporation ("NorthWestern") as part of the acquisition of Montana Power LLC;

    - the elimination of interest expense on related party and other debt and interest income on related party notes receivable, which were not assumed as part of the acquisition of Montana Power LLC; and

    - the elimination of dividends paid on The Montana Power Company's preferred stock, which is being retained by the former owner of Montana Power LLC as part of the acquisition of Montana Power LLC.

    The pro forma adjustments are based upon currently available information and certain assumptions that our management believes are reasonable. The unaudited pro forma financial information is prepared for illustrative purposes only and is not necessarily indicative of the operating results or financial condition of Montana Power LLC that would have occurred had the transactions occurred at the periods presented, nor is the unaudited pro forma financial information necessarily indicative of future operating results or the future financial position of Montana Power LLC.

    Pro forma adjustments include certain cash accounts representing excess proceeds from the sale by the former owner of Montana Power LLC of its generation assets, which will be applied to reduce transition and stranded costs under the jurisdiction of the Montana Public Service Commission ("MPSC") and the Federal Energy Regulatory Commission.

    In addition, as a result of legislation enacted in Montana in 2001, recovery of that portion of power supply costs related to certain qualified facilities which are currently not recovered in rates, as reflected in the Unaudited Pro Forma Consolidated Statement of Income, are anticipated to be recovered in rates in future periods. The Unaudited Pro Forma Consolidated Statement of Income for the year ended December 31, 2001 reflects an offsetting one-time adjustment related to the capitalization of a regulatory asset which resulted from the final settlement of a general rate increase approved by the MPSC on May 8, 2001.

    The stipulation agreement approved by the MPSC on January 31, 2002 provided for a one time credit to customers totaling $30 million which was funded at closing by the former owner of Montana Power LLC and NorthWestern. Also, under the Unit Purchase Agreement, the former owner of Montana Power LLC was responsible for refunds not yet returned to ratepayers related to the former owner's prior sale of oil and gas properties. The former owner of Montana Power LLC provided cash at closing in an amount equal to the refunds not yet returned to ratepayers. Additionally, at closing, the former owner of Montana Power LLC was required to provide a minimum cash level resulting from the net proceeds of the generation assets sale completed by it. These proceeds represent the final gain to be refunded to ratepayers plus funding for certain environmental liabilities. Montana Power LLC's noncurrent regulatory liability was adjusted to reflect the net present value of the total refund to ratepayers consisting of the $60 million agreed to in the stipulation plus the gain from the generation asset sale completed by the seller.

    You should read the information set forth below together with the combined financial statements and notes thereto of The Utility of The Montana Power Company and the notes thereto included as Exhibit 99.3 to this Current Report on Form 8-K.

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                               MONTANA POWER LLC

           UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME

                                 (IN THOUSANDS)

                                                                     FOR THE YEAR ENDED
                                                                      DECEMBER 31, 2001
                                                     ---------------------------------------------------
                                                     THE UTILITY       PRO FORMA           PRO FORMA
                                                      ACTUAL(1)       ADJUSTMENTS      MONTANA POWER LLC
                                                     -----------      -----------      -----------------
OPERATING REVENUES.................................    $703,785        $ (45,655)(2)        $658,130
COST OF SALES......................................     458,777         (131,744)(2)         327,033
                                                       --------        ---------            --------
GROSS MARGIN.......................................     245,008           86,089             331,097
                                                       --------        ---------            --------

OPERATING EXPENSES:
Selling, general and administrative expenses.......     191,540          (23,800)(3)         167,740
Depreciation and amortization......................      56,725                               56,725
                                                       --------        ---------            --------
                                                        248,265          (23,800)            224,465
                                                       --------        ---------            --------
OPERATING INCOME (LOSS)............................      (3,257)         109,889             106,632

Interest expense...................................     (39,678)           2,533 (4)         (37,145)
Investment income and other........................       1,355           (1,576)(4)            (221)
                                                       --------        ---------            --------
INCOME (LOSS) BEFORE INCOME TAXES AND MINORITY          (41,580)         110,846              69,266
  INTERESTS........................................

Benefit (provision) for income taxes...............       4,074          (29,708)            (25,634)
                                                       --------        ---------            --------

NET INCOME (LOSS)..................................     (37,506)          81,138              43,632
Minority interest on preferred securities of             (5,492)           1,954 (5)          (3,538)
  subsidiary trust.................................
Dividends on cumulative preferred stock............      (3,770)           3,770 (6)
                                                       --------        ---------            --------

EARNINGS (LOSS) ON LLC UNITS.......................    $(46,768)       $  86,862            $ 40,094
                                                       ========        =========            ========

    The accompanying notes are an integral part of these unaudited pro forma combined condensed financial statements.

                               MONTANA POWER LLC

              UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET

                                 (IN THOUSANDS)

                                                                 AT DECEMBER 31, 2001
                                   ---------------------------------------------------------------------------------
                                                    REMOVE
                                                   PREFERRED                      STIPULATION
                                                   STOCK AND                       AND RATE
                                   THE UTILITY   RELATED PARTY       DEBT            ORDER            PRO FORMA
                                    ACTUAL(1)     BALANCES(7)    ADJUSTMENT(8)   ADJUSTMENT(9)    MONTANA POWER LLC
                                   -----------   -------------   -------------   -------------   -------------------
             ASSETS

CURRENT ASSETS:
  Cash and cash equivalents......  $    7,510      $ (7,510)       $(19,799)       $  81,988         $   62,189
  Restricted cash................                                                     30,000             30,000
  Accounts receivable, net.......     120,687       (41,845)                                             78,842
  Inventories....................      10,760                                                            10,760
  Other current assets...........      69,178       (31,139)                                             38,039
                                   ----------      --------        --------        ---------         ----------
                                      208,135       (80,494)        (19,799)         111,988            219,830

PROPERTY, PLANT AND EQUIPMENT,
  NET............................   1,091,235                        19,799                           1,111,034

GOODWILL AND OTHER INTANGIBLE
  ASSETS, NET....................       7,418                                                             7,418

OTHER ASSETS:
  Investments....................      25,936                                                            25,936
  Other assets...................     230,175                                       (100,423)           129,752
                                   ----------      --------        --------        ---------         ----------
                                   $1,562,899      $(80,494)       $     --        $  11,565         $1,493,970
                                   ==========      ========        ========        =========         ==========

  LIABILITIES AND SHAREHOLDERS'
             EQUITY

CURRENT LIABILITIES:
  Current maturities of long-term
    debt.........................  $   16,061                      $(12,666)                         $    3,395
  Short-term debt................      24,811      $(24,811)
  Accounts payable...............      64,806       (39,983)                                             24,823
  Dividends payable..............         776          (776)
  Regulatory liability...........      22,166                                      $  35,721             57,887
  Other..........................      82,360                                                            82,360
                                   ----------      --------        --------        ---------         ----------
                                      210,980       (65,570)        (12,666)          35,721            168,465
                                   ----------      --------        --------        ---------         ----------

LONG-TERM LIABILITIES:
  Long-term debt.................     442,680                                                           442,680
  Deferred income taxes..........      49,333       (49,333)
  Regulatory liability...........     223,423                                       (100,423)           123,000
  Other noncurrent liabilities...     190,713       (12,718)                                            177,995
                                   ----------      --------                        ---------         ----------
                                      906,149       (62,051)                        (100,423)           743,675
                                   ----------      --------                        ---------         ----------

Company obligated mandatorily
  redeemable securities of trust
  holding solely parent
  debentures.....................      65,000                       (23,121)                             41,879

SHAREHOLDERS' EQUITY:
  Preferred stock................      57,654       (57,654)
  Other equity...................     323,116       104,781          35,787           76,267            539,951
                                   ----------      --------        --------        ---------         ----------
                                      380,770        47,127          35,787           76,267            539,951
                                   ----------      --------        --------        ---------         ----------
                                   $1,562,899      $(80,494)       $     --        $  11,565         $1,493,970
                                   ==========      ========        ========        =========         ==========

    The accompanying notes are an integral part of these unaudited pro forma combined condensed financial statements.

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                               MONTANA POWER LLC

                     NOTES TO UNAUDITED PRO FORMA COMBINED
                            CONDENSED FINANCIAL DATA

The Unaudited Pro Forma Combined Condensed Financial Data of Montana Power LLC are based on the following assumptions:

    (1) Montana Power LLC reflects the electric and natural gas transmission and distribution utility operations and certain unregulated, energy-related businesses, including Colstrip Unit 4, of The Utility of The Montana Power Company that provide products and services to industrial, institutional and commercial customers. These operations and businesses are discussed in the audited financial statements for The Utility of The Montana Power Company included elsewhere herein. These entities represent the entities which were part of the sale to NorthWestern and are collectively referred to as Montana Power LLC.

    (2) Reflects the elimination of $45.7 million of revenues and $131.7 million of associated power supply and other costs for the year ended December 31, 2001 under an industrial power supply contract. Pursuant to the Unit Purchase Agreement, these associated revenues and costs have been excluded. The Unit Purchase Agreement required the power supply contract and all obligations related thereto to remain with the former owner of Montana Power LLC and is not part of Montana Power LLC that was acquired by NorthWestern. Montana Power LLC has terminated two other supply contracts which had combined revenues of $4.3 million and associated power supply costs of $8.6 million for the year ended
       December 31, 2001. Because these contracts were not specifically required to be terminated by the Unit Purchase Agreement, the pro forma statement of income has not been adjusted to exclude the losses on these contracts.

    (3) On October 31, 2000, The Utility of The Montana Power Company sold its oil and natural gas businesses. As a result of the transaction, The Utility of The Montana Power Company recorded a regulatory liability of $32.5 million in the fourth quarter of 2000 representing the portion of the proceeds from the sale of oil and natural gas businesses, which The Utility of The Montana Power Company believed was attributable to properties previously included in the natural gas utility rate base. An additional $23.8 million liability was recorded in the third quarter of 2001. NorthWestern is specifically indemnified, pursuant to the Unit Purchase Agreement, from any impact relating to the regulatory treatment of the gain on the sale of the oil and gas businesses. Therefore, the pro forma adjustment reflects the reversal of the $23.8 million charge in the year ended December 31, 2001.

    (4) Reflects the elimination of $2.1 million of interest expense on related party debt and $0.4 million of interest expense on other debt and $1.6 million of interest income on related party notes receivable, which were not assumed as part of the acquisition of Montana Power LLC.

    (5) Reflects the reduction in minority interest on preferred securities of subsidiary trust of $2.0 million resulting from the planned redemption of $23.1 million of company obligated mandatorily redeemable securities of trust holding solely parent debentures from cash received upon the closing of the Unit Purchase Agreement to reduce debt and preferred stock outstanding to the $488 million required by the Unit Purchase Agent.

    (6) Reflects the elimination of preferred stock which was not assumed by NorthWestern pursuant to the Unit Purchase Agreement and $3.8 million of dividends for the year ended December 31, 2001 on such preferred stock.

                               MONTANA POWER LLC

                            CONDENSED FINANCIAL DATA

    (7) Reflects adjustments to remove assets and liabilities related to preferred stock, related party debt and income tax balances of The Utility of The Montana Power Company which were not acquired as part of the acquisition.

    (8) Pursuant to the Unit Purchase Agreement with NorthWestern, which required that NorthWestern assume no more than $488 million in Montana Power LLC debt and preferred securities, the Unaudited Balance Sheet adjusts company obligated mandatorily redeemable securities of trust holding solely parent debentures so that the aggregate amount of Montana Power LLC debt and preferred securities assumed by NorthWestern upon closing of the acquisition equaled $488 million. In addition, $19.8 million of cash was used at closing to buy out a synthetic lease obligation for automated meter reading equipment.

    (9) Reflects the estimated impact to regulatory liabilities related to the stipulation agreement approved by the MPSC, which provided for a one time credit to customers totaling $30.0 million to be funded by the former owner of Montana Power LLC and NorthWestern. Also, under the Unit Purchase Agreement, the former owner of Montana Power LLC was responsible for refunds not yet returned to ratepayers related to its prior sale of oil and gas properties. The amount not returned to ratepayers at February 15, 2002 was $27.9 million for which the former owner of Montana Power LLC provided cash at closing. Additionally, at closing, the former owner of Montana Power LLC was required to provide a minimum cash level resulting from the net proceeds of the generation assets sale completed by the former owner of Montana Power LLC. The cash provided at closing amounted to $54.1 million. These proceeds represent the final gain to be refunded to ratepayers plus funding for certain environmental liabilities. Noncurrent regulatory liability has been adjusted to reflect the net present value of the total refund to ratepayers totaling
       $123 million which consists of the $60.0 million agreed to in the stipulation plus the gain from the generation asset sale completed by the former owner and regulatory assets have been adjusted to record the approved stipulation.